AMG River Road Large Cap Value Select Fund
Schedule of Portfolio Investments (unaudited)
July 31, 2023
	Shares	Value
Common Stocks - 99.2%
Communication Services - 10.5%
Alphabet, Inc., Class C*	5,396	$718,262
Charter Communications, Inc., Class A*	2,987	1,210,302
T-Mobile US, Inc.*	12,404	1,708,899

Total Communication Services		3,637,463
Consumer Discretionary - 4.9%
LKQ Corp.	31,158	1,707,147
Consumer Staples - 23.5%
BJ's Wholesale Club Holdings, Inc.*	21,663	1,436,473
Dollar Tree, Inc.*	9,078	1,401,008
Keurig Dr Pepper, Inc.	58,755	1,998,258
The Kroger Co.	34,104	1,658,819
Nestle SA, Sponsored ADR (Switzerland)	13,127	1,613,308

Total Consumer Staples		8,107,866
Energy - 7.5%
EOG Resources, Inc.	9,993	1,324,372
Suncor Energy, Inc. (Canada)	40,573	1,269,529

Total Energy		2,593,901
Financials - 34.5%
Berkshire Hathaway, Inc., Class B*	7,744	2,725,578
Fairfax Financial Holdings, Ltd. (Canada)	2,746	2,191,473
Fiserv, Inc.*	14,397	1,817,046
KKR & Co., Inc.	19,227	1,141,699
The Progressive Corp.	7,200	907,056
U.S. Bancorp	17,481	693,646
Visa, Inc., Class A1	4,451	1,058,136
	Shares	Value

Willis Towers Watson PLC (United Kingdom)	6,482	$1,369,841

Total Financials		11,904,475
Health Care - 7.8%
CVS Health Corp.	13,654	1,019,817
UnitedHealth Group, Inc.	3,292	1,666,970

Total Health Care		2,686,787
Industrials - 10.5%
Armstrong World Industries, Inc.	15,179	1,174,248
Carlisle Cos., Inc.	5,691	1,577,545
Ferguson PLC (United Kingdom)	5,305	857,394

Total Industrials		3,609,187

Total Common Stocks (Cost $31,217,555)		34,246,826

	Principal Amount
Short-Term Investments - 0.6%
Repurchase Agreements - 0.6%
Fixed Income Clearing Corp., dated 07/31/23 due 08/01/23, 5.150% total to be received $218,031 (collateralized by a U.S. Treasury, 4.625%, 03/15/26, totaling $222,439)	$218,000	218,000

Total Short-Term Investments (Cost $218,000)		218,000
Total Investments - 99.8% (Cost $31,435,555)		34,464,826
Other Assets, less Liabilities - 0.2%		70,037
Net Assets - 100.0%		$34,534,863

*	Non-income producing security.
[1]	Some of this security, amounting to $1,047,438 or 3.0% of net assets, was out on loan to various borrowers and is collateralized by various U.S. Treasury Obligations. See below for more information.

ADR	American Depositary Receipt

AMG River Road Large Cap Value Select Fund
Schedule of Portfolio Investments (continued)
The following table summarizes the inputs used to value the Fund's investments by the fair value hierarchy levels as of July 31, 2023:
	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stocks†	$34,246,826	—	—	$34,246,826
Short-Term Investments
Repurchase Agreements	—	$218,000	—	218,000
Total Investments in Securities	$34,246,826	$218,000	—	$34,464,826

†	All common stocks held in the Fund are Level 1 securities. For a detailed breakout of common stocks by major industry classification, please refer to the Fund's Schedule of Portfolio Investments.
For the period ended July 31, 2023, there were no transfers in or out of Level 3.
The Fund participates in the securities lending program offered by The Bank of New York Mellon providing for the lending of securities to qualified brokers. The value of securities loaned on positions held, cash collateral and securities collateral received at July 31, 2023, were as follows:
Securities Loaned	Cash Collateral Received	Securities Collateral Received	Total Collateral Received
$1,047,438	—	$1,059,499	$1,059,499
The following table summarizes the securities received as collateral for securities lending at July 31, 2023:
Collateral Type	Coupon Range	Maturity Date Range
U.S. Treasury Obligations	0.000%-7.500%	08/15/23-11/15/51
For additional information about significant accounting policies, including valuation of investments, refer to the Fund’s most recent semi or annual report.